Summary Prospectus
Monetta Fund
(Ticker: MONTX)
April 30, 2023

Before you invest, you may want to review the Monetta Fund’s (“Monetta Fund” or the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and SAI dated April 30, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, reports to shareholders, and other information about the Fund online at https://monetta.com/monetta-fund/. You can also get this information at no cost by calling 1-800-MONETTA or by sending an e-mail request to info@monetta.com.

Investment Objective

The Monetta Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Monetta Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.41%

Example

This Example is intended to help you compare the cost of investing in the Monetta Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Monetta Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Monetta Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$144	$446	$771	$1,691
Portfolio Turnover

The Monetta Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Monetta Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Monetta Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Monetta Fund was 85.9% of the average value of its portfolio.

Principal Investment Strategies

The Monetta Fund invests (at the time of investment) at least 65% of its net assets, under normal market conditions, in common stocks of companies of all market capitalization ranges, although Monetta Financial Services, Inc. (the “Adviser”) expects that the Fund will primarily invest in common stocks of large-cap companies (those with market capitalizations of at least $10 billion measured at the time of investment). The Fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to the S&P 500® Index, the Fund’s benchmark. As measured at the time of investment, the Fund may invest up to 5% of its net assets in exchange-traded funds (“ETFs”) and up to 10% of its net assets in foreign stocks, which is accomplished primarily through American Depositary Receipts (“ADRs”).

The Adviser employs a bottom-up, multi-faceted investment approach, which combines fundamental, technical, and macro-economic factors in its stock selection process. A stock’s relative volatility, versus that of its industry sector and the overall market, aids the Adviser in determining individual stocks’ buy and sell points.

The Adviser’s investment decisions for the Monetta Fund’s growth style of investing are based on the Adviser’s review of a company’s financial statements and other factors, including competitive landscape and recent product announcements. The Adviser also reviews quarterly earnings reports with an emphasis on management guidance. The Adviser generally seeks to invest in companies with positive long-term earnings growth expectations and that the Adviser believes have favorable short-term technical and/or market factors, including price and volume trends, relative strength, and institutional interest. The Adviser seeks to invest in quality companies that have demonstrated a proven track record of earnings growth. The Adviser also emphasizes price direction, volume, and relative strength, which it believes to be harbingers of pending fundamental changes that could lead to more/less institutional ownership.

Depending on market conditions and the foregoing considerations, the Adviser may at times be very active in turning over the Fund’s portfolio. The Adviser’s investment decisions for the Fund’s growth style of investing are based on the Adviser’s determination that a company’s revenue and earnings growth have the potential to exceed market expectations and that the security is at an attractive entry point.

The Fund may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. From time to time, the Fund may focus its investments in a particular sector, including the technology sector.

Principal Risks

Although every effort is made to achieve the Monetta Fund’s objective of long-term capital growth, the Adviser cannot guarantee that the objective will be attained. You could lose all or a portion of your investment in the Fund as a result of a steep, sudden and/or prolonged market decline. The principal risks include:

•ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.
•Equity Securities Risk. Prices of equity securities may fluctuate rapidly and unpredictably in shorter time periods for a variety of reasons, including as a result of political or economic events having little or nothing to do with the performance of the issuers, and there is no guarantee of long-term growth. Equity securities of growth companies may be more volatile and could result in a disproportionate return or loss respective to their benchmarks. Equity securities of technology growth companies, in particular, may be more volatile than equity securities of other companies primarily due to market saturation, price competition and rapid product obsolescence.
•Management Risk. The Adviser’s investment strategy may not achieve the Fund’s objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
•Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may be subject to a higher tax liability. High portfolio turnover also results in greater transaction costs, which may reduce the Fund’s performance.
•Market Risk. The stock market or stocks and ETFs in the Fund’s portfolio may decline or not increase at the rate anticipated.
•Growth Stock Risk. Growth-oriented funds may under-perform when growth stocks are out of favor.
•Short-Term Investment Risk. The Fund may make short-term investments without limitation in periods when the Adviser determines that a temporary defensive position is warranted. When the Fund is so invested, it may not achieve its investment objective.
•Foreign Investment Risk. Foreign investing, involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility and less developed or less efficient trading markets.

•Large Cap Equity Risk. The stocks of large capitalization companies involve risks due to larger, more established companies being unable to respond quickly to new competitive challenges, such as consumer preferences. Larger companies may also not be able to attain the high levels of growth rates or returns similar to those of smaller capitalization companies.
•Small and MidCap Equity Risk. The stocks of small and midcap capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
•Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The coronavirus (COVID-19) global pandemic, which as resulted in a public health crisis, business interruptions, and growth concerns in the U.S. and overseas, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.
•Sector Risk. The Fund’s investments may be focused in securities of a particular sector from time to time. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector or sectors.

Performance

The following bar chart and table show some indication of the risks of investing in the Monetta Fund. The bar chart shows the changes in the Fund’s performance from year to year. Also shown are the Monetta Fund’s highest and lowest quarterly returns. The table below shows the Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500® Index, a broad-based securities index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Monetta Fund will perform in the future. Updated performance information is available on the Fund’s website at www.monetta.com or by calling 1‑800-MONETTA.

MONETTA FUND (MONTX)
Calendar Year Total Returns (before taxes)

Highest Quarterly Return	23.72% (Quarter ended June 30, 2020)	Lowest Quarterly Return	-20.50% (Quarter ended June 30, 2022)

Average Annual Total Returns (for the periods ended December 31, 2022)

	1 Year	5 Years	10 Years
Return Before Taxes	-27.93%	6.38%	9.99%
Return After Taxes on Distributions	-29.16%	4.77%	8.08%
Return After Taxes on Distributions and Sale of Fund Shares	-15.55%	5.09%	7.89%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-exempt, tax-advantaged, or tax-deferred arrangements, such as 401(k) plans, 529 plans, or individual retirement accounts (“IRAs”). Holdings in such accounts may be subject to taxes at a later date.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Investment Adviser

Monetta Financial Services, Inc. is the investment adviser to the Monetta Fund.

Portfolio Managers

Robert S. Bacarella, Chairman, President, Chief Executive Officer, and Director of the Adviser, has been the Portfolio Manager of the Monetta Fund since its inception in 1986.

Robert J. Bacarella, CPA, Vice President, Treasurer, Chief Financial Officer, and Director of the Adviser, has been Co-Portfolio Manager of the Fund since 2009.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Monetta Fund shares on any business day by wire transfer, by telephone at 1-800-MONETTA or by mail to:

Regular Mail Monetta Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Monetta Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, Third Floor Milwaukee, WI 53202-5207
The minimum initial and subsequent investment amounts are as follows:

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular, Retirement, and Coverdell Education Savings Accounts	$1,000	No minimum
Automatic Investment Plan (AIP)	$25	$25 per month

Tax Information

The Monetta Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt, tax-advantaged, or tax-deferred arrangement, such as a 401(k) plan, 529 plan, or IRA. Distributions on investments made through such accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.